Fees Summary	Mar. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 64,138,534.00
Previously Paid Amount	0.00
Total Fee Amount	9,819.61
Total Offset Amount	0.00
Net Fee	$ 9,819.61
Final Prospectus	false